UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

MEDICAL TRANSCRIPTION BILLING, CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-192989	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)     Dismissal of independent registered public accounting firm.

On June 11, 2015, the Company, with the approval of the Audit Committee of the Board of Directors (the “Audit Committee”) of Medical Transcription Billing, Corp. (the “Company”), notified Deloitte & Touche LLP (“Deloitte”) that Deloitte was being dismissed as the Company’s independent registered public accounting firm, effective on June 11, 2015.

During the Company’s two most recent fiscal years ended December 31, 2014 and December 31, 2013 and through June 11, 2015, the Company has not had any disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements. In addition, during the Company’s two most recent fiscal years ended December 31, 2014 and 2013 and through June 11, 2015, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Deloitte’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte’s report on the Company's consolidated financial statements for the fiscal year ended December 31, 2014 contained an explanatory paragraph relating to the Company's ability to continue as a going concern.

The Company provided Deloitte with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Deloitte furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of Deloitte’s letter, dated June 11, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)     Appointment of new independent registered public accounting firm.

On June 10, 2015, the Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s new independent registered public accounting firm commencing for its quarter ending June 30, 2015 and its fiscal year ending December 31, 2015.

In connection with the Company’s appointment of Grant Thornton as the Company’s independent registered public accounting firm, the Company has not consulted Grant Thornton on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
16.1	Letter of Deloitte & Touche LLP dated June 11, 2015.

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SIGNATURE(S)

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Medical Transcription Billing, Corp.
(Registrant)

Date: June 11, 2015	By:	/s/ Mahmud Haq
Mahmud Haq
Chairman of the Board and Chief Executive Officer

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